Commitments and Contingencies - Future Minimum Lease Payments (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Operating Leases, Future Minimum Payments, Remainder of Fiscal Year	$ 826
2015		$ 1,075
2016	1,122	1,104
2017	1,140	1,123
2018	1,161	1,156
2019	291	291
Thereafter	0	0
Total	$ 4,540	$ 4,749